EXHIBIT 32.2

SECTION 906 CFO CERTIFICATION

PALADIN HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Larry N. Lunan, the undersigned acting Chief Financial Officer of Paladin Holdings, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2008 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Larry N. Lunan	SEPTEMBER 12, 2008
Larry N. Lunan
Acting, Chief Financial Officer